UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 29, 2024 (April 28, 2024)

HEARTLAND FINANCIAL USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15393	42-1405748
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1800 Larimer Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 285-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Depositary Shares (each representing 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E)	HTLFP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement

Merger Transaction

Agreement and Plan of Merger

Overview

On April 28, 2024 (the “Signing Date”), Heartland Financial USA, Inc., a Delaware corporation (“HTLF”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UMB Financial Corporation, a Missouri corporation (“UMB”) and Blue Sky Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of UMB (“Blue Sky Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) Blue Sky Merger Sub will merge with and into HTLF (the “Merger”), with HTLF surviving the Merger as a wholly owned subsidiary of UMB (the “Surviving Entity”) and (ii) immediately following the effective time of the Merger (the “Effective Time”) and as part of a single, integrated transaction, the Surviving Entity will merge with and into UMB (the “Second Merger”, and together with the Merger, the “Mergers”), with UMB surviving the Second Merger (the “Surviving Corporation”). On the day immediately following the closing date of the Mergers, UMB will cause HTLF’s wholly owned banking subsidiary, HTLF Bank, to merge with and into UMB’s wholly owned banking subsidiary, UMB Bank, National Association (the “Bank Merger”), with UMB Bank, National Association continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of HTLF and UMB.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $1.00 per share, of HTLF (“HTLF Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by UMB or HTLF, will be converted into the right to receive 0.55 shares (the “Exchange Ratio,” and such shares, the “Merger Consideration”) of common stock, $1.00 par value, of UMB (“UMB Common Stock”) and cash in lieu of fractional shares. At the Effective Time, each share of 7.00% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share of HTLF (the “HTLF Preferred Stock”), issued and outstanding immediately before the Effective Time will be converted into the right to receive one share of a newly created series of preferred stock of UMB (“UMB Preferred Stock”) with such rights, preferences, privileges and powers (including voting powers) as set forth in the Certificate of Designations attached as an exhibit to the Merger Agreement.

Treatment of HTLF Equity Awards

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each outstanding equity award with respect to HTLF Common Stock will be treated as follows:

Restricted Stock Units: Each time-vesting restricted stock unit award of HTLF (each, a “HTLF RSU Award”) that is vested or held by a former service provider or a non-employee director will fully vest and be cancelled and converted automatically into the right to receive the Merger Consideration. Each other HTLF RSU Award will be assumed by UMB and will be converted into a restricted stock unit award with respect to the number of shares of UMB Common Stock determined by multiplying the number of shares of HTLF Common Stock subject to the HTLF RSU Award immediately prior to the Effective Time by the Exchange Ratio (each, an “Assumed RSU Award”). Each Assumed RSU Award will continue to have, and will be subject to, the same terms and conditions as applied to the corresponding HTLF RSU Award immediately prior to the Effective Time (including the requirement to perform continued services to satisfy applicable time-based vesting conditions, subject to any accelerated vesting on a Qualified Termination (as defined in the Merger Agreement) of the holder’s employment following the Mergers).

Performance-Based Restricted Stock Units: Each performance-vesting restricted stock unit award of HTLF (each, a “HTLF PSU Award”) that is held by a former service provider will fully vest based on target performance and be cancelled and converted automatically into the right to receive the Merger Consideration. Each other HTLF PSU Award will be assumed by UMB and converted (based on target performance) into a time-vesting restricted stock unit award with respect to the number of shares of UMB Common Stock determined by multiplying the number of shares of HTLF Common Stock subject to the HTLF PSU Award immediately prior to the Effective Time by the Exchange Ratio (each, an “Assumed PSU Award”). Each Assumed PSU Award will continue to have, and will be subject to, the same terms and conditions as applied to the corresponding HTLF PSU Award (other than performance-based vesting conditions) immediately prior to the Effective Time (including the requirement to perform continued services to satisfy applicable time-based vesting conditions, subject to any accelerated vesting on a Qualified Termination of the holder’s employment following the Mergers).

Stock Option: Each option to purchase HTLF Common Stock (each, a “HTLF Option”) that is vested or held by a former service provider will fully vest and be cancelled and converted automatically into the right to receive the Merger Consideration, reduced by a number of shares required to satisfy the applicable exercise price. Each Stock Option for which the applicable per share exercise price exceeds the closing price of a share of HTLF Common Stock on the trading day immediately preceding the Closing Date will be cancelled as of the Effective Time for no consideration. Each stock option that is unvested and held by an active service provider will be assumed by UMB and will be converted into a stock option to purchase the number of shares of UMB Common Stock determined by multiplying the number of shares of HTLF Common Stock subject to the option immediately prior to the Effective Time by the Exchange Ratio, at an exercise price determined by dividing the exercise price of the HTLF Option immediately prior to the Effective Time by the Exchange Ratio (each an “Assumed Option”). Each Assumed Option will continue to have, and will be subject to, the same terms and conditions as applied to the corresponding HTLF Option immediately prior to the Effective Time (including the requirement to perform continued services to satisfy applicable time-based vesting conditions, subject to any accelerated vesting on a Qualified Termination of the holder’s employment following the Mergers).

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both HTLF, on the one hand, and UMB and Blue Sky Merger Sub, on the other hand, and each party has agreed to customary covenants, including, among others, relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation to call a meeting of its shareholders or stockholders, as applicable, to approve the adoption of the Merger Agreement, in the case of HTLF, or the issuance of the shares of UMB Common Stock constituting the Merger Consideration pursuant to the Merger Agreement (the “Share Issuance”) and the Articles Amendment (as defined below), in the case of UMB and (3) its non-solicitation obligations related to alternative business combination proposals.

Under the Merger Agreement, each of HTLF and UMB has agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other third party that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers and the Bank Merger). Notwithstanding such general obligation to obtain such consents of governmental authorities, neither HTLF nor UMB is required to take any action that would reasonably be expected to have a material adverse effect on the Surviving Corporation and its subsidiaries, taken as a whole, after giving effect to the Mergers (measured on a scale relative to the size of HTLF and its subsidiaries, taken as a whole) (a “Materially Burdensome Regulatory Condition”).

Governance

Pursuant to the Merger Agreement, effective as of the Effective Time, the Board of Directors of the Surviving Corporation will be comprised of sixteen (16) directors, of which (i) eleven (11) will be members of the Board of Directors of UMB as of immediately prior to the Effective Time (the directors referred to in clause (i), the “UMB Directors”) and (ii) an additional five (5) will be members of the Board of Directors of HTLF as of immediately prior to the Effective Time (the directors referred to in this clause (ii), the “HTLF Directors”), with the parties to cooperate in good faith between the Signing Date and the Effective Time to agree on the selection of the HTLF Directors and their respective committee appointments; provided that the HTLF Directors must meet any applicable requirements or standards that may be imposed by a regulatory agency for service on the Board of Directors of UMB.

In connection with the completion of the Mergers, UMB’s articles of incorporation will be amended to increase the number of authorized shares of UMB Common Stock from 80 million to 160 million (the “Articles Amendment”).

Closing Conditions

The completion of the Mergers are subject to customary conditions, including (1) (A) adoption of the Merger Agreement by HTLF’s stockholders and (B) approval of the Articles Amendment and the Share Issuance by UMB’s shareholders, (2) authorization for listing on the Nasdaq Global Select Market of the shares of UMB Common Stock and UMB Preferred Stock to be issued in the Merger, subject to official notice of issuance, (3) receipt of specified governmental consents and approvals, including from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, and termination or expiration of all applicable waiting periods in respect thereof, in each case without the imposition of a Materially Burdensome Regulatory Condition, (4) effectiveness of the registration statement on Form S-4 for UMB Common Stock and UMB Preferred Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Mergers or the Bank Merger or making the completion of the Mergers or the Bank Merger illegal. Each party’s obligation to complete the Mergers is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from counsel to the effect that the Mergers, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination; Termination Fee

The Merger Agreement provides certain termination rights for both HTLF and UMB and further provides that a termination fee of $70 million will be payable by either HTLF or UMB, as applicable, following termination of the Merger Agreement under certain circumstances.

Important Statement Regarding Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Mergers, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding HTLF or UMB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding HTLF, UMB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of HTLF and UMB and also constitute a prospectus of UMB, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of HTLF and UMB make with the Securities and Exchange Commission (the “SEC”).

Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, Bruce K. Lee, the Chief Executive Officer of HTLF, who holds and has the sole power to vote or direct the voting of approximately 0.2% of the issued and outstanding shares of HTLF Common Stock (the “Subject HTLF Shares”), entered into a support agreement (the “HTLF Support Agreement”) pursuant to which, among other things, he has agreed, subject to the terms of the HTLF Support Agreement, to (i) vote the Subject HTLF Shares in favor of the approval and adoption of the Merger Agreement and (ii) not transfer the Subject HTLF Shares, with certain limited exceptions. The HTLF Support Agreement will terminate upon the earlier of the termination of the Merger Agreement or the Effective Time.

Concurrently with the execution and delivery of the Merger Agreement, J. Mariner Kemper, the Chief Executive Officer of UMB, who holds and has the sole power to vote or direct the voting of approximately 5.6% of the issued and outstanding shares of UMB Common Stock (the “Subject UMB Shares”) entered into a support agreement (the “UMB Support Agreement”) pursuant to which, among other things, he has agreed, subject to the terms of the UMB Support Agreement, to (i) vote the Subject UMB Shares in favor of the approval of the Share Issuance and the Articles Amendment, and against any alternative business combination proposals and (ii) not transfer the Subject UMB Shares, with certain limited exceptions. The UMB Support Agreement will terminate upon the earlier of the termination of the Merger Agreement or the Effective Time.

The foregoing description of the UMB Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the UMB Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On April 29, 2024, HTLF and UMB issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of HTLF under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. HTLF does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto except as provided herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of April 28, 2024, by and among Heartland Financial USA, Inc., UMB Financial Corporation and Blue Sky Merger Sub Inc.*
10.1	Support Agreement, dated as of April 28, 2024, by and between Heartland Financial USA, Inc. and J. Mariner Kemper
99.1	Joint press release announcing the execution of the Merger Agreement, dated as of April 29, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*
Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB Financial Corporation’s (“UMB”), Heartland Financial USA, Inc.’s (“HTLF”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between UMB and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between UMB and HTLF; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters.

These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results.

All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm), and its other filings with the SEC, and in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and its other filings with the SEC.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This Current Report on Form 8-K does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, UMB will file with the SEC a Registration Statement on Form S-4 to register the shares of UMB capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of UMB and HTLF that also constitutes a prospectus of UMB. The definitive joint proxy statement/prospectus will be sent to the shareholders of UMB and stockholders of HTLF seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, HTLF, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by UMB or HTLF through the website maintained by the SEC at http://www.sec.gov or from UMB at its website, www.UMB.com, or from HTLF at its website, www.htlf.com. Documents filed with the SEC by UMB will be available free of charge by accessing the “Investor Relations” page of UMB’s website at www.https://investorrelations.umb.com/overview/default.aspx, or alternatively by directing a request by mail to UMB, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, and documents filed with the SEC by HTLF will be available free of charge by accessing HTLF’s website at www.htlf.com under the “Investor Relations” tab or, alternatively, by directing a request by mail to HTLF’s Corporate Secretary, 1800 Larimer Street, Suite 1800, Denver, Colorado 80202.

PARTICIPANTS IN THE SOLICITATION

UMB, HTLF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UMB and stockholders of HTLF in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of UMB and HTLF and other persons who may be deemed to be participants in the solicitation of shareholders of UMB and stockholders of HTLF in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of UMB and their ownership of UMB Common Stock is also set forth in the definitive proxy statement for UMB’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000119312524066457/d706079ddef14a.htm). Information about the directors and executive officers of UMB, their ownership of UMB Common Stock, and UMB’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in UMB’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm), and in the sections entitled “Our Board of Directors” and “Stock Owned by Directors, Nominees, and Executive Officers” included in UMB’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000119312524066457/d706079ddef14a.htm). To the extent holdings of UMB Common Stock by the directors and executive officers of UMB have changed from the amounts of UMB Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of HTLF and their ownership of HTLF Common Stock can also be found in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000086/htlf-20240409.htm) and other documents subsequently filed by HTLF with the SEC. Information about the directors and executive officers of HTLF, their ownership of HTLF Common Stock, and HTLF’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in HTLF’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions” included in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000086/htlf-20240409.htm). To the extent holdings of HTLF Common Stock by the directors and executive officers of HTLF have changed from the amounts of HTLF Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC.

By:	/s/ Kevin L. Thompson
	Name:	Kevin L. Thompson
	Title:	Executive Vice President Chief Financial Officer

Date:          April 29, 2024